AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                                  (the "Fund")
                       Supplement Dated December 19, 2002
                                     to the
                          Prospectus Dated May 1, 2002

     This Supplement is being provided to notify you that on November 15, 2002, the Fund entered into an interim Sub-Advisory Agreement with Seneca Capital Management, LLC. Subject to shareholder approval, the Fund's Board of Directors has approved Seneca Capital Management to serve as sub-advisor to the Fund in place of Lawrence Kelly & Associates, Inc. The Lawrence Kelly sub-advisory agreement was terminated on November 14, 2002. The Fund's shareholders will be asked to approve a proposed Sub-Advisory Agreement with Seneca Capital Management at a Special Shareholders' Meeting to be held on April 11, 2003. Until the Special Shareholders' Meeting, Seneca Capital Management will serve as an interim sub-advisor.

     The Fund's "dual strategy" investment objective will remain the same. Todd Investment Advisors, Inc. will continue to serve as the Fund's "value" sub-advisor; while, Seneca Capital Management will serve as the Fund's "growth" sub-advisor on an interim basis, pending shareholder approval. The fees paid to Seneca Capital Management pursuant to the interim Sub-Advisory Agreement are identical to the fees that were paid to Lawrence Kelly & Associates, Inc. under the Lawrence Kelly sub-advisory agreement.

     This Supplement updates information contained in the Prospectus of the Fund dated May 1, 2002. You should retain this Supplement with the Prospectus for future reference. The following information replaces information in the Prospectus that relates to Lawrence W. Kelly & Associates, Inc.

     Seneca Capital Management is an independently operated investment management firm founded in 1989 by Gail Seneca. Seneca Capital Management provides investment management services to pension funds, foundations, endowments, corporations, multi-employer plans and private clients. As of September 30, 2002, Seneca Capital Management had $12 billion in assets under its management, including $6.7 billion in equity products and $5.3 billion in fixed income products.